HEWLETT-PACKARD COMPANY
                   U.S. AGREEMENT FOR AUTHORIZED DISTRIBUTORS

                                 SIGNATURE PAGE

ICN #                              TBD
LEGAL BUSINESS NAME                Pinacor
ADDRESS                            3001 South Priest Drive
CITY, STATE, ZIP                   Tempe, AZ 85282-3492
PHONE, FAX#                        800-PINACOR, 602/366-2323
DBA(s)                             n/a
E-MAIL/INTERNET ADDRESS            pinacor.com

THE DOCUMENTS BELOW GOVERN THE RELATIONSHIP BETWEEN HP AND YOU FOR THE PURCHASE AND RESALE OF HP PRODUCTS.

AGREEMENTS:                                           APPLICATIONS:
 X  HP Reseller Business Terms                            U.S. Authorized Reseller
---                                                   ---
 X  U.S. Distributor Agreement                            U.S. International VAR Application
---                                                   ---
 X  U.S. Reseller Agreement
---                                                   EXHIBITS:
                                                       X  EXHIBIT L     Approved Locations
ADDENDA:                                              ---
    U.S. CAD/Specialty Product Distributor                EXHIBIT UD    Calculator Distributor Products
---                                                   ---
 X  U.S. Personal Computing TopValue Program           X  EXHIBIT U20D  Full Line Volume Products
---                                                   ---
    U.S. GSA Agent                                        EXHIBIT U25D  Volume Mass Storage Distributor Products
---                                                   ---
    U.S. Solutions Reseller Certification                 EXHIBIT U27D  Volume Personal Computing Products
---                                                   ---
    U.S. Solutions-UNIX Products                       X  EXHIBIT U40A  Volume Accessory Products
---                                                   ---
    U.S. Solutions-MPE Products                        X  EXHIBIT U40C  Volume Consumable Products
---                                                   ---
    U.S. Solutions-Openview IT Service Management      X  EXHIBIT U74D  PC TopValue Program Products
---      and Electronic Business Software             ---
                                                          EXHIBIT U80D  Volume CAD/Specialty Distributor Products
    U.S. Solutions Distributor                        ---
---                                                       EXHIBITA2Tl2  System Printer Consumables
 X  U.S. Volume Distributor                           ---
---                                                       EXHIBIT A2T20 HP-UX Server Products
    U.S. Federal Distributor                          ---
---                                                       EXHIBIT A2T21 Unbundled HP-UX Server Products
    U.S. Calculator Distributor                       ---
---                                                       EXHIBIT A2T22 HP-UX Workstation Products
    HP Configuration Tools License                    ---
---                                                       EXHIBIT A2T23 Unbundled HP-UX Workstation Products
    HP Software License Terms                         ---
---                                                       EXHIBIT A2T24 Enterprise Storage Products
    U.S. Software License-MPE Products                ---
---                                                       EXHIBIT A2T25 Other Peripheral and HP-UX Related Product
    HP System Support Options                         ---
---                                                       EXHIBIT A2T26 HP Openview NT Solutions
    HP Unbundling Program                             ---
---                                                       EXHIBIT A2T27 HP Openview IT Service Management and
    U.S. Volume Reseller                              ---               and Electronic Business Software
---
                                                          EXHIBIT A2T28 MPE Multiuser Products
AMENDMENTS:                                           ---
    U.S. International VAR                                EXHIBIT E81PL HP Unbundling Program Products
---                                                   ---

                                                      ATTACHMENTS:
                                                       X  HP Operations Policy Manual
                                                      ---
                                                       X  HP Product Categories
                                                      ---
                                                       X  Distributor Matrix
                                                      ---

================================================================================
EXHIBIT ELECTION

HP and Distributor agree that its volume level, at Net Distributor price, for HP Products on the Exhibit(s)/Program(s) noted for the term of this Agreement is:

        Full Line Volume Distributor / U20D      Volume PC and Networking Distributor/ U27D
             X   $200,000,000 - and up                          $10,000,000 - and up
            ---                                            ---
Volume Mass Storage Products Distributor/U25D                Federal Distributor
                 $10,000,000 - and up                           $15,000,000 - and up
            ---                                            ---
             Solutions Distributor                Volume CAD/Speciality Distributor / U80D
                 $50,000,000 - and up                           $50,000,000 - and up
            ---                                            ---
           Calculator Distributor / UD
                 $1,000,000 - and up
            ---

================================================================================

                             HEWLETT-PACKARD COMPANY
                   U.S. AGREEMENT FOR AUTHORIZED DISTRIBUTORS

                                 SIGNATURE PAGE

ICN #                                  829
LEGAL BUSINESS NAME                    MICROAGE COMPUTER CENTERS INC
ADDRESS                                2400 SOUTH MICROAGE WAY
CITY, STATE, ZIP                       Tempe, AZ 85282-1896
PHONE, FAX#                            (602) 804-2000
DBA(s)
E-MAIL/INTERNET ADDRESS

THE DOCUMENTS BELOW GOVERN THE RELATIONSHIP BETWEEN HP AND YOU FOR THE PURCHASE AND RESALE OF HP PRODUCTS.

AGREEMENTS:                                           EXHIBITS:
 X  HP Reseller Business Terms                         X  EXHIBIT L     Approved Locations
---                                                   ---
 X  U.S. Distributor Agreement                         X  EXHIBIT UD    Calculator Distributor Products
---                                                   ---
 X  U.S. Reseller Agreement                            X  EXHIBIT U20D  Full Line Volume Products
---                                                   ---
                                                          EXHIBIT U25D  Volume Mass Storage Distributor Products
ADDENDA:                                              ---
    U.S. CAD/Specialty Product Distributor                EXHIBIT U27D  Volume Personal Computing Products
---                                                   ---
    U.S. Personal Computing TopValue Program           X  EXHIBIT U40A  Volume Accessory Products
---                                                   ---
 X  U.S. GSA Agent                                     X  EXHIBIT U40C  Volume Consumable Products
---                                                   ---
    U.S. Solutions Reseller Certification                 EXHIBIT U74D  PC TopValue Program Products
---                                                   ---
    U.S. Solutions-UNIX Products                          EXHIBIT U80D  Volume CAD/Specialty Distributor Products
---                                                   ---
    U.S. Solutions-MPE Products                           EXHIBITA2Tl2  System Printer Consumables
---                                                   ---
    U.S. Solutions-Openview IT Service Management         EXHIBIT A2T20 HP-UX Server Products
---      and Electronic Business Software             ---
                                                          EXHIBIT A2T21 Unbundled HP-UX Server Products
    U.S. Solutions Distributor                        ---
---                                                       EXHIBIT A2T22 HP-UX Workstation Products
 X  U.S. Volume Distributor                           ---
---                                                       EXHIBIT A2T23 Unbundled HP-UX Workstation Products
 X  U.S. Federal Distributor                          ---
---                                                       EXHIBIT A2T24 Enterprise Storage Products
 X  U.S. Calculator Distributor                       ---
---                                                       EXHIBIT A2T25 Other Peripheral and HP-UX Related Product
    HP Configuration Tools License                    ---
---                                                       EXHIBIT A2T26 HP Openview NT Solutions
    HP Software License Terms                         ---
---                                                       EXHIBIT A2T27 HP Openview IT Service Management and
    U.S. Software License-MPE Products                ---               and Electronic Business Software
---
    HP System Support Options                             EXHIBIT A2T28 MPE Multiuser Products
---                                                   ---
    HP Unbundling Program                                 EXHIBIT E81PL HP Unbundling Program Products
---                                                   ---
    U.S. Volume Reseller
---                                                   ATTACHMENTS:
                                                       X  HP Operations Policy Manual
AMENDMENTS:                                           ---
 X  U.S. International VAR                             X  HP Product Categories
---                                                   ---
                                                       X  Distributor Matrix
APPLICATIONS:                                         ---
    U.S. Authorized Reseller
---
    U.S. International VAR Application
---

================================================================================
EXHIBIT ELECTION

HP and Distributor agree that its volume level, at Net Distributor price, for HP Products on the Exhibit(s)/Program(s) noted for the term of this Agreement is:

        Full Line Volume Distributor / U20D      Volume PC and Networking Distributor/ U27D
                 $200,000,000 - and up                          $10,000,000 - and up
            ---                                            ---
Volume Mass Storage Products Distributor/U25D                Federal Distributor
                 $10,000,000 - and up                           $15,000,000 - and up
            ---                                            ---
             Solutions Distributor                Volume CAD/Speciality Distributor / U80D
                 $50,000,000 - and up                           $50,000,000 - and up
            ---                                            ---
           Calculator Distributor / UD
                 $1,000,000 - and up
            ---

================================================================================

STATEMENT OF OWNERSHIP:

Form  of  Organization:   (i.e.   Corporation,   General  Partnership,   Limited
Partnership, Sole Proprietor): CORPORATION

For a Corporation, specify whether:  Publicly Held: X Privately Held:   State
of Incorporation/Organization: DELAWARE

Identify  Company   ownership  and  management   structure  as  follows  (attach
additional pages if necessary):

o     Sole Proprietor:               Identify all owners, officers and ownership percentages held
o     Trust:                         Identify Trustee(s), Administrators and Beneficiaries of Trust
o     Partnership:                   Identify all General Partners, Limited Partners, Officers and
                                     ownership percentages held
                                     Specify dollar investment of limited partners
o     Privately Held Corporation:    Identify all shareholders with class and percentage ownership,
                                     Officers and Board of Director Members
o     Publicly Held Corporation      Identify owners of 20% or more of each class of shares with class and percentage ownership, Officers and Board of
                                     Director Members

      NAMES               TITLES                          OWNERSHIP INTEREST

                                         Percentage Ownership (Dollar   Type of Ownership Interest
                                            Investment in Limited           (Assets, Common or
                                                   Partners)                 Preferred Shares)

-----------------   ------------------   ----------------------------   --------------------------

-----------------   ------------------   ----------------------------   --------------------------

-----------------   ------------------   ----------------------------   --------------------------

-----------------   ------------------   ----------------------------   --------------------------

If  Company  is  100%  owned  by  another   corporation,   identify  the  parent
corporation's ownership and management structure above and the identity of the parent corporation below:

--------------------------------------------------------------------------------
Parent/Owner, including DBA(s)

--------------------------------------------------------------------------------
Address
                                                                  (     )
--------------------------------------------------------------------------------
City                                  State             Zip       Telephone
                                                                  (     )
--------------------------------------------------------------------------------
State of Parent/Owner's Incorporation                             Fax


AUTHORIZED SIGNATURES                   HEWLETT-PACKARD COMPANY

   /s/ Don Lyons                        /s/ Susan Weatherman
---------------------------------       ------------------------------------
Authorized Signature                    Susan Weatherman
                                        Reseller Contracts & Negotiation Manager

   DON LYONS
---------------------------------
Typed Name

GROUP VP - PRODUCT MGMT                 4-1-98              March 31, 1999
---------------------------------       --------------      ---------------
Title                                   Effective Date      Expiration Date

[MICROAGE LETTERHEAD]


March 24, 1998

Sue Weatherman

Reseller Contracts & Negotiation Manager
Hewlett-Packard Company
5301 Stevens Creek Boulevard
Santa Clara, CA  95052-8059

Dear Sue:

The purpose of this letter is to modify the Hewlett-Packard Reseller Business Terms, and the Hewlett-Packard US Distributor Agreement between Hewlett-Packard and MicroAge Computer Centers, Inc. By agreeing to the changes below and signing and returning this document, the Agreement will be modified accordingly.

         RESELLER BUSINESS TERMS

         Section 3A3 STATUS CHANGE
         Reword to state "Reseller will notify HP in writing, prior to the intended date of change, unless otherwise restricted by law."

         Section 4B RELATIONSHIP
         Add to the end of last sentence "unless expressly permitted by an HP authorized representative in writing in advance."

         Section 6G ORDERS AND DELIVERY
         Reword to read "Neither party will be responsible for failure or delay in performance due to circumstances beyond its reasonable control, such as labor disputes, natural disaster, shortage of or inability to obtain labor, energy, and materials, war, riot, embargo, fire, or any other act or condition beyond the reasonable control of the non-performing party. Notwithstanding, nothing stated in this section shall relieve Reseller from paying HP."

         Section 15A Limitation of Liability and Remedies
         Delete last sentence.

         US DISTRIBUTOR AGREEMENT

         Section 8D PAYMENT
         Delete.

I hereby agree to the changes to the Hewlett-Packard Reseller Business Terms, and the Hewlett-Packard US Distributor Agreement between Hewlett-Packard and MicroAge Computer Centers, Inc.

HEWLETT-PACKARD COMPANY                 MICROAGE COMPUTER CENTERS, INC.

Signature: /s/ Susan Weatherman         Signature: /s/ Don Lyons

Printed Name: SUSAN WEATHERMAN          Printed Name: DON LYONS

Title: Reseller Contract Mgr.           Title: Group VP - Product Mgmt.

Date: 4-1-98                            Date: 3/24/98

                           HP RESELLER BUSINESS TERMS
                                TABLE OF CONTENTS

                   1.     DEFINITIONS
                   2.     APPOINTMENT
                   3.     STATUS CHANGE
                   4.     RELATIONSHIP
                   5.     PRICES
                   6.     ORDERS AND DELIVERY
                   7.     PAYMENT
                   8.     WARRANTY
                   9.     PRODUCT MODIFICATION
                   10.    SUPPORT
                   11.    SOFTWARE
                   12.    TRADEMARKS
                   13.    INTELLECTUAL PROPERTY PROTECTION
                   14.    CONFIDENTIALITY
                   15.    LIMITATION OF LIABILITY AND REMEDIES
                   16.    RECORD-KEEPING AND AUDIT
                   17.    CHANGES AND AMENDMENTS
                   18.    TERM AND TERMINATION
                   19.    POLICIES AND PROGRAMS
                   20.    GENERAL

                           HP RESELLER BUSINESS TERMS

HEWLETT-PACKARD COMPANY ("HP") and (COMPANY NAME) ("Reseller") agree as follows:

1.    DEFINITIONS

      A. "Agreement" means the Signature Page containing the signatures of HP and Reseller, these HP Reseller Business Terms, any attached Agreement, Product Exhibits, Addenda, Product Categories, and the applicable OPM.

      B. "Delivery" means standard HP shipping to and arrival at the receiving area at the "Ship To" address in the country where Resellees order is placed, unless otherwise indicated on the quotation.

      C. "Exhibits" are documents attached to, incorporated by reference in, or added to this Agreement at a later date which describe the Reseller relationship, Products, Support, marketing programs or other business terms. "Product Exhibits" and "Product Categories" refer to the Products available for purchase under this Agreement. "Addenda" refer to particular Reseller relationships, Support offerings and marketing programs.

      D.   "Operations   Policy  Manual"  (OPM)  is  a  document  which  further
           describes the specific relationship and obligations between HP and Reseller under this Agreement.

      E. "Net Reseller Price" for Products purchased under this Agreement means the HP List Price in effect at the time an order from Reseller is received by HP, less the applicable discounts based on Resellers volume, other commitments or elections specified in Exhibits and this Agreement.

      F. "Products" means hardware, Software, documentation, accessories, supplies, parts and upgrades that HP authorizes Reseller to purchase or license under this Agreement and that are determined by HP to be available from HP upon receipt of Resellees order. "Custom Products" means Products modified, designed or manufactured to meet Reseller or end-user customer requirements.

      G. "Software" means one or more programs capable of operating on a controller, processor or other hardware Product ("Device"). Software is either a separate Product, included with another Product ("Bundled Software), or fixed in a Device and not removable in normal operation ("Firmware").

      H.   "Specifications"   means  specific  technical  information  about  HP
           Products which is published in HP Product manuals and technical data sheets in effect on the date HP ships Resellers order.

      I. "Support" means hardware maintenance and repair; Software updates and maintenance; training; and other standard Support services provided by HP. "Custom Support" means any agreed non-standard Support, including consulting and custom project services.

2.    APPOINTMENT

      A. HP appoints Reseller as an authorized, non-exclusive Reseller for the purchase and resale or sublicense of Products subject to the terms and conditions of this Agreement.

      B. The nature and scope of Resellers authorization, including any geographic, vertical market or other restrictions, are mainly detailed in the attached Agreement, and Addenda. The Products covered by Resellees authorization, including any discounts and commitment levels, are detailed in the attached

           Product Exhibits and Product Categories. Other policies, procedures, terms and conditions applicable to this Agreement are contained in the OPM.

      C.   Reseller accepts appointment on these terms and conditions.

3.    STATUS CHANGE

      A.   If Reseller wishes to:

           1.    Change its name;

           2. Add, close or change an HP-approved shipment, delivery or other HP-authorized location;

           3. Undergo a merger, acquisition, consolidation or other reorganization with the result that any entity controls 25% or more of Resellers capital stock or assets after such transaction, or assumes management of Reseller operations; then Reseller will notify HP in writing at least ten (10) working days prior to the intended date of change and provide HP all information and documents requested by HP for the purpose of evaluating such status change.

      B. HP will promptly notify Reseller of its consent to the continuation of Resellees authorization following such a change in status, provided that HP may terminate this Agreement immediately upon notice in the event HP does not consent to such change Pending HP's notification, HP will have no obligation to perform under this Agreement.

4.    RELATIONSHIP

      A. Reseller and HP are independent contractors for purposes of this Agreement. This Agreement does not establish a franchise, joint venture or partnership, or create any relationship of employer and employee, master and servant, or principal and agent between the parties.

      B. Neither party will have, nor represent that it has, any power, right, or authority to bind the other party, or to assume or create any obligation or responsibility, express or implied, on behalf of the other party without such other party's express written consent Reseller acknowledges that any commitment made by Reseller to its customers with respect to price, quantities, delivery, specifications, warranties, modifications, interfacing capability or suitability will be Resellees sole responsibility, and Reseller will indemnify HP from liability for any such commitment by Reseller.

      C. This Agreement applies only to the Products listed on the Product Exhibits, and the relationship between the parties is non-exclusive. Reseller acknowledges that HP may market other products, including products in competition with those listed on the Product Exhibits, without making them available to Reseller. HP acknowledges that Reseller may market other products, including those in competition with those listed on the Product Exhibits. Each party reserves the right to advertise, promote and sell any product, including Products listed on the Product Exhibits, in competition with the other party.

      D. HP will not be deemed a party to any agreement between Reseller and any subsequent purchaser or licensee.

5.    PRICES

      A. Net Reseller Price includes shipment arranged by HP according to HP standard commercial practice. HP reserves the right to charge
           Reseller for any special routing, packing, handling or insurance requested by Reseller and agreed to by HP. Orders shipped under special routing instructions must be separately agreed upon and may be subject to additional charges.

      B. Prices are exclusive of, and Reseller will pay, applicable sales, use, service, value added or like taxes, unless Reseller has provided HP with an appropriate exemption certificate for the Delivery jurisdiction, or HP agrees the transaction is otherwise exempt.

      C. HP reserves the right to change prices and discounts upon reasonable notice or as specified in Exhibits or the OPM. If Reseller is unsure of the List Price to use in calculating Net Reseller Price for any Product, Reseller should contact its HP sales representative or relationship manager.

      D. List prices are suggested prices for resale to end-user customers and a basis for calculating Net Reseller Price. Reseller has the right to determine its own resale prices, and no HP representative will require that any particular resale price be charged by Reseller or grant or withhold any benefits to Reseller based on Resellees resale pricing policies. Reseller agrees that it will promptly report any effort by HP personnel to interfere with its pricing policies directly to an HP officer or senior sales manager.

      E. Upon request from Reseller, HP may at its discretion grant special pricing for particular end-user customer transactions. In good faith HP may retract the special pricing at any time before acceptance by the end-user customer. HP may extend the pricing on an exclusive or non-exclusive basis and may condition the pricing on a pass-through of all or part of the non-standard offering extended by HP.

      F. HP may, from time to time, offer Reseller certain Products on special promotional terms and conditions. All such offerings may be subject to pricing or discounts different from those provided for in this Agreement. Such offerings may not, in some cases, apply towards Resellees volume or other commitments, and may not be eligible for other standard benefits, including but not limited to promotional allowance funds, price protection or stock adjustments.

6.    ORDERS AND DELIVERY

      A. HP will honor written orders from Reseller unless other methods are agreed upon in writing. Resellees orders must reference this
           Agreement and comply with the minimum order, release, destination ("Shipment" address) and other requirements specified in Addenda, Exhibits and/or the OPM. Orders must also specify Delivery dates within periods specified in the OPM.

      B. Reseller will issue orders from approved locations within its organization and will specify HP authorized "Ship To" addresses within the country where the order is placed, unless otherwise agreed. Reseller is responsible for ensuring that only authorized employees place, change or delete orders and that the orders conform to all requirements of this Agreement.

      C.   All orders are subject to acceptance by HP.

      D. Delivery is subject to Product availability at the time Resellees order is received. HP will make every reasonable effort to meet delivery dates quoted or acknowledged. If Products are in short supply, HP will allocate them at HP's discretion.

      E. Title to hardware Products and risk of loss and damage for any Product will pass to Reseller at destination, provided that if Products are shipped under Reseller's shipping instructions, title and risk of loss and damage will pass to Reseller at HP's shipping dock.

      F. Transactions may be conducted through Electronic Data Interchange ("EDI") or other electronic methods, as agreed.

      G. HP will not be liable for performance delays or for non-performance, due to causes beyond its reasonable control.

7.    PAYMENT

      A. Reseller will pay invoices within thirty (30) days from the date of HP's invoice. HP reserves the right to specify payment in advance or other payment terms for credit reasons, or when Resellees financial condition or relationship with HP so warrants, with respect to any new or unshipped orders.

      B. If Reseller fails to pay any sum when due or fails to perform under this or any other agreement with HP after ten (10) days written notice, HP may discontinue performance under this or any other agreement between HP and Reseller.

      C. Any Reseller claim for adjustment of an invoice is deemed to be waived if Reseller fails to present such claim within ninety ( 90) days from the date of the invoice. No claims, credits, or offsets may be deducted from any invoice.

8.    WARRANTY

      Product warranty terms, conditions, exceptions, exclusions and disclaimers are contained in the OPM, Exhibits and where applicable with Products.

9.    PRODUCT MODIFICATION

      A. HP reserves the right to make changes in the design or Specifications of Products.

      B.   Reseller is responsible for any  modification it makes to Products or
           for  any  commitment  made  with  respect  to  special   interfacing,
           compatibility or suitability of Products for specific applications.

      C. If HP believes Resellees modifications may have an adverse effect on Product support, marketing and technical specifications, HP reserves the right to modify this Agreement.

10.   SUPPORT

      Reseller may be eligible to participate in HP Support programs. Support terms and conditions are contained in the OPM and/or Exhibits, and Program guides which may be supplied separate from this agreement.

11.   SOFTWARE

      Software distribution rights and license terms are contained in the OPM and/or Exhibits, and where applicable with Products.

12.   TRADEMARKS

      A. From time to time, HP may authorize Reseller to display one or more designated HP trademarks, logo types, trade names and insignia ("HP Marks"). Reseller may display HP Marks solely to promote Products. Any display of HP Marks must be in good taste, in a manner that preserves their value as HP Marks, and in accordance with standards provided by HP for their display. Reseller will not use any name or symbol in a way which may imply that Reseller is an agency or branch of HP; Reseller will discontinue any such use of a name or mark as requested by HP. Any rights or purported rights in any HP trademarks acquired through Resellees use belong solely to HP.

      B. Reseller grants HP the non-exclusive, royalty free right to display Resellees trademarks in advertising and promotional material solely for directing prospective purchasers of Products to Resellers selling locations. Any display of the trademarks must be in good tame, in a manner that preserves their value as Resellers trademarks, and in accordance with standards provided by Reseller for their display. Any rights or purported rights in any Reseller trademarks acquired through HP's use belong solely to Reseller.

13.   INTELLECTUAL PROPERTY PROTECTION

      A. HP will defend or settle any claim against Reseller, (or enduser customer, or third parties to whom Reseller is authorized by HP to resell or sublicense), that Products or Support (excluding Custom Products and Custom Support), delivered under this Agreement infringe a patent, utility model, industrial design, copyright, trade secret, mask work or trademark in the country where. Products are used, sold or receive Support, provided Reseller.

           1.    promptly notifies HP in writing; and

           2. cooperates with HP in, and grants HP sole control of the defense or settlement.

      B. HP will pay infringement claim defense costs, settlement amounts and court-awarded damages. If such a claim appears likely, HP may modify the Product, procure any necessary license, or replace it. If HP determines that none of these alternatives is reasonably available, HP will refund Resellees purchase price upon return of the Product if within (1) one year of Delivery, or the Products net book value thereafter.

      C.   HP has no obligation for any claim of infringement arising from:

           1. HP's compliance with Resellers designs, specifications or instructions;

           2. HP's use of technical information or technology provided by Reseller

           3.    Product modifications by Reseller or a third party;

           4. Product use prohibited by Specifications or related application notes; or

           5.    Use of the Product with products not supplied by HP.

      D. These terms state HP's entire liability to Reseller and its customers for claims of intellectual property infringement.

14.   CONFIDENTIALITY

      A. In the event that confidential information is exchanged, each party will protect the confidential information of the other in the same manner in which it protects its own like proprietary, confidential, and trade secret information. If the party claiming the benefit of the provision furnishes such information in writing and marks such information as "Confidential" or if such information is provided orally, then the transmitting party ("Discloser") will confirm in writing to the receiving party ("Recipient") that it is confidential within thirty (30) days of its communication. Such information will remain confidential for three (3) years after the date of disclosure.

      B. This Section imposes no obligation upon a Recipient with respect to confidential information which (a) was in the Recipient's possession before the Disclosure; (b) is or becomes a matter of public knowledge through no fault of the Recipient; (c) is rightfully received by the Recipient from a third party without a duty of confidentiality; (d) is disclosed by the Discloser to a third party without a duty of confidentiality on the third party; (e) is independently developed by the Recipient; (o is disclosed under operation of law, or (g) is disclosed by the Recipient with the Discloser's prior written approval.

15.   LIMITATION OF LIABILITY AND REMEDIES

      A. Products are not specifically designed, manufactured or intended for sale as parts, components or assemblies for the planning, construction, maintenance, or direct operation of a nuclear facility. Reseller is solely liable if Products or Support purchased by Reseller are used for these applications. Reseller will indemnify and hold HP harmless from all loss, damage, expense or liability in connection with such use.

      B. To the extent HP is held legally liable to Reseller , HP's liability is limited to:

           1.    Payments  arising  from  warranty  claims and as  described  in
                 Section 13 above;

           2.    Damages for bodily injury;

           3. Direct damages to tangible property up to a limit of U.S. $1,000,000; and

           4. Other direct damages for any claim based on a material breach of Support services, up to a maximum of twelve (12) months of the related Support charges paid by Reseller during the period of material breach.

      C. Notwithstanding Section 15 B above, in no event will HP or its subsidiaries, affiliates, subcontractors or suppliers be liable for any of the following:

           1. Actual loss or direct damage that is not listed in Section 15 B above;

           2.    Damages for loss of data, or software restoration;

           3.    Damages   relating  to  Resellers   procurement  of  substitute
                 products or services (i.e., "cost of cover"); or

           4.    Incidental,   special  or  consequential   damages   (including
                 downtime costs or lost profits).

      D. THE REMEDIES IN THIS AGREEMENT ARE RESELLER'S SOLE AND EXCLUSIVE REMEDIES.

16.   RECORD-KEEPING AND AUDIT

      A. For purposes such as Product safety notification, operational problem correction and contract compliance, Reseller will maintain records of second-tier reseller and/or customer purchases, which at a minimum must include such purchasees name, address, phone number, date of sale, Product numbers, quantities, serial numbers, and shipment address.

      B. HP may, from time to time, give notice to Reseller of its intention to verify and audit Resellers compliance with this Agreement or with related marketing program terms and conditions. The auditor will be given prompt access, either on-site or through other means, to Resellees customer, inventory or other records.

      C. Further record-keeping and audit requirements may be contained in Agreement, Addenda and/or the OPM.

17.   CHANGES AND AMENDMENTS

      A. From time to time, HP may add Products to or delete them from Product Exhibits; obsolete Products; change List Prices or discounts; implement or change HP policies or programs; or otherwise amend this Agreement at HP's discretion, after reasonable notice to Reseller in writing.

      B. Any amendment will automatically become a part of this Agreement on the effective date specified in the notice, unless Reseller provides HP with written notice of its objection to such amendment within fifteen (15) days of Resellers receipt of the notice. If agreement to the Amendment is not reached by both HP and Reseller within thirty
           (30) days after HP's receipt of Resellers objection, either party may terminate this Agreement.

      C. Each party agrees that the other has made no commitments regarding the duration or renewal of this Agreement beyond those expressly stated in this Agreement.

18.   TERM AND TERMINATION

      A. Subject to applicable law, either party may terminate this Agreement without cause at any time upon sixty (60) days' written notice or with cause at any time upon thirty (30) days' written notice to the other party. Unless earlier terminated as provided herein, this Agreement will expire on March 31, 1999, but will continue to apply to orders previously accepted by HP.

      B. If either party becomes insolvent, is unable to pay its debts when due, files for bankruptcy, is the subject of involuntary bankruptcy, has a receiver appointed, or has its assets assigned, the other party may terminate this Agreement without notice and may cancel any unfulfilled obligations.

      C. If either party gives the other notice of termination or advises the other of its intent not to renew this Agreement, HP may require that Reseller pay cash in advance for additional shipments until the remaining term, regardless of Resellers previous credit status, and may withhold all such shipments until Reseller pays its outstanding balance.

      D. Upon termination or expiration, Reseller will immediately cease to be an authorized HP Reseller and will refrain from representing itself as such and from using any HP trademark or name. Authorization of Reseller and its Authorized Resellers to use any HP Mark will cease upon such termination or expiration.

      E. Upon any termination or expiration, HP may require that Reseller return, against outstanding balance or for repurchase, any HP Products purchased under this Agreement on HP's then current Product Exhibits, which are in their unopened, original packaging and marketable as new merchandise.

           The repurchase price shall be the lower of either the Net Reseller Price on the date of termination or expiration or Resellees original purchase price, in each case less any promotional or other discounts or price protection or other credits extended by HP to Reseller for the HP Product. Reseller should contact its HP sales representative for information about the items eligible for repurchase and instructions for their return at HP's expense.

      F.   Upon  termination  or  expiration,  all  rights  to  any  accrued  HP
           promotional   allowance  funds  and  HP  promotional   services  will
           automatically lapse.

      G. All obligations concerning outstanding transactions, warranties, Support, software, intellectual property protection, limitations of liability and remedies, confidentiality, and the general terms and conditions will survive termination or expiration, except that the provisions for confidentiality and Support will survive only through the periods set forth in this Agreement

19.   POLICIES AND PROGRAMS

      From time to time, HP may offer or change HP policies and promotional or other marketing programs, including but not limited to programs involving promotional allowances, product demonstration and development unit purchases, and Support. Participation in such programs will be subject to the then current terms and conditions of those programs.

20.   GENERAL

      A. Neither party may assign or transfer any rights or obligations hereunder without prior written consent of the other party provided that HP may assign or transfer all such rights and obligations to other HP entities, and the right to receive payments to third parties, without consent.

      B. Neither party's failure to enforce any provision of this Agreement will be deemed a waiver of that provision or of the right to enforce it in the future.

      C. Reseller will conduct all its activities relating to its business with HP in accordance with the highest standards of ethics and fairness as well as compliance with applicable law. HP may suspend performance of this Agreement if Reseller fails to do so.

      D. Reseller who is expressly authorized by HP in writing to export, re-export or import Products, technology or technical data purchased hereunder, assumes responsibility for complying with applicable laws and regulations and for obtaining required export and import authorizations. HP may suspend performance if Reseller is in violation of any applicable laws or regulations.

      E. This Agreement will be governed by the laws of the State of California.

      F. To the extent that any provision of this Agreement is determined to be illegal or unenforceable in a particular country, the remainder of the Agreement will remain in full force and effect. The offending provision will be deemed amended by the parties so as to make it enforceable and to the extent possible, have consequences which are substantially the same as what was intended by the parties.

      G. The United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement or to transactions processed under this Agreement.

      H. All notices that are required under this Agreement and OPM will be in writing and will be considered given as of twenty-four (24) hours after sending by electronic means, facsimile transmission, overnight courier, or hand delivery, or as of five (5) days of certified mailing and appropriately addressed to 5301 Stevens Creek Boulevard, Santa Clara, CA 95052-8059, M/S 54UHC.

      I. This Agreement constitutes the entire understanding between HP and Reseller, and supersedes any previous communications, representations or agreements between the parties, whether oral or written, regarding transactions hereunder. Resellees additional or different terms and conditions will not apply. Except as provided in Section 17 above, no modification of this Agreement will be binding on either party unless made in writing and signed by both parties.

      J. In the event of a conflict, the following order of precedence will apply: Agreement, OPM Agreement and Addenda, Product Exhibits , HP Reseller Business Terms.

                           U.S. DISTRIBUTOR AGREEMENT
                                TABLE OF CONTENTS

                        1.   APPOINTMENT
                        2.   INTENTIONALLY OMITTED
                        3.   DISTRIBUTOR RESPONSIBILITIES
                        4.   MULTIPLE AGREEMENT DISCOUNTS
                        5.   INTENTIONALLY OMITTED
                        6.   INTENTIONALLY OMITTED
                        7.   PRICES
                        8.   PAYMENT
                        9.   ORDERS AND DELIVERY
                        10.  INTENTIONALLY OMITTED
                        11.  INTENTIONALLY OMITTED
                        12.  INTENTIONALLY OMITTED
                        13.  INTENTIONALLY OMITTED
                        14.  INTENTIONALLY OMITTED
                        15.  RECORD-KEEPING AND AUDIT
                        16.  INTENTIONALLY OMITTED
                        17.  INTENTIONALLY OMITTED
                        18.  INTENTIONALLY OMITTED
                        19.  INTENTIONALLY OMITTED
                        20.  INTENTIONALLY OMITTED
                        21.  U.S. GOVERNMENT
                        22.  INTENTIONALLY OMITTED
                        23.  INTENTIONALLY OMITTED
                        24.  INTENTIONALLY OMITTED
                        25.  INTENTIONALLY OMITTED
                        26.  INTERNATIONAL SALES

                         U.S. DISTRIBUTORSHIP AGREEMENT

1.    APPOINTMENT

      In addition to the terms set forth in Section 2 of the HP Reseller Business Terms, the following will apply:

      A. HP appoints Reseller as an authorized, non-exclusive distributor ("Distributor") for marketing the Products listed on the Product Exhibits and Product Categories.

      B. Distributor is in the business of distributing Products to and supporting selling locations owned and operated by resellers. These resellers may be, depending upon their HP authorization, (i) distributor authorized, solutions focused value-added resellers ("DARs"), or (ii) second-tier resellers (collectively, "Authorized Resellers").

      C. With respect to specific "Type One" Volume Products as defined in the OPM, which HP may identify in the Product Exhibits or Product
           Categories,  HP may authorize  Distributor to resell such Products to
           (i) resellers which are not HP-authorized or (ii) or end-user customers who are not purchasing for the purpose of resale (collectively, "Customers"), as described more particularly in other Exhibits.

      D.   Distributor   desires  to  acquire  Products  as  permitted  by  this
           Agreement.

3.    DISTRIBUTOR RESPONSIBILITIES

      A. Distributor may sell Products only to those of its Authorized Resellers and/or Customers who have been appointed by HP or as permitted under this Agreement.

      B. Distributor shall ensure that Authorized Resellers meet HP's qualifications and comply with HPs terms and conditions for those Authorized Resellers, and with Distributor's standard agreements and business policies. Distributor also agrees to report violations of HP's terms and conditions by Authorized Resellers to HP in a timely manner, and to make its Authorized Reseller agreements available to HP for review upon request.

      C. Shipments of Products to non-Authorized Resellers, or to Authorized Resellers who sell such Products in violation of HP's "Selling and Sourcing Restrictions," eligibility criteria, qualifications, added value requirements, or other limitations on Reseller activity as set forth in this Agreement constitute a breach of this Agreement, and may result in termination of this Agreement Distributor agrees to pay to HP an amount equivalent to the discount received from HP for such shipments.

      D. HP may withdraw its permission for sales to a particular Authorized Reseller(s), or to all Authorized Resellers, with or without cause, at any time, by notifying Distributor and Distributors Authorized Reseller(s) in writing. Upon receipt of such notice, Distributor will immediately discontinue shipments of Products to the affected Authorized Reseller(s).

      E.   Distributor agrees to:

           1. Focus its activities on the marketing and sales of Products identified in this Agreement by strictly conforming its
                 Authorized Reseller recruitment, marketing, and sales to a mutually agreed marketing development plan signed by HP and Distributor.

           2.    Represent  Products  fairly  to all  Authorized  Resellers  and
                 Customers.

           3. Forward promptly to Authorized Resellers and to Customers all technical sales and promotional materials, suggested price lists and other information provided by HP for the purpose of reshipment to such Authorized Resellers and Customers.

           4. Provide Authorized Resellers and Customers with any HP ergonomics information, including, where applicable, HP Working in Comfort materials (in paper and electronic form), any warning or advisory tags, labels, or other information relating to the use of Products containing keyboards.

           5. Ensure that ongoing pre-sales support and post-sales technical support for Products is provided to all Authorized Resellers and Customers. Distributor agrees to maintain or make available such qualified personnel as necessary to provide timely and knowledgeable support services.

           6. Provide or arrange for technical support relating to Products to Authorized Resellers and Distributors own sales staff.

           7. Ensure that no sale, advertising, promotion, display or disclosure of any features, availability or pricing of any new Product takes place before HP's public announcement of that Product

           8. Respond promptly to all end-user Customer inquiries or requests related to HP Products.

           9. Authorize HP's representatives to call on Authorized Resellers and/or Customers for Product training and other objectives.

           10. Report promptly to HP all suspected defects in HP Products.

           11. Ensure that its employees complete any required training courses designated by HP.

           12. Confer periodically with HP at HP's request on matters relating to market conditions, sales forecasting, and Product planning.

           13. Provide Authorized Resellers with access to HP designated service programs or to other HP approved service plans.

           14.   Comply with the HP Product Categories.

      F. Distributor may advertise on a United States-wide basis on behalf of itself and its Authorized Resellers.

      G. Before the tenth day of each month, and through a process defined by HP and Distributor, Distributor will send to HP a summary of any changes in any Authorized Resellees address, phone number or ownership.

4.    MULTIPLE AGREEMENT DISCOUNTS

      Unless otherwise specified by HP in writing, purchases of Products under this Agreement and purchases under any other Addenda, or HP Agreement are exclusive of each other for the purpose of calculating volume commitment and discount levels.

7.    PRICES

      In addition to the terms set forth in Section 5 of the HP Reseller Business Terms, the following will apply:

      A. Nothing contained in this Agreement shall prevent an Authorized Reseller or Customer from purchasing individually, on its own credit and account, directly from HP should it elect to do so, but nothing shall obligate HP to sell directly to any Customer.

8.    PAYMENT

      In addition to the terms set forth in Section 7 of the HP Reseller Business Terms, the following will apply:

      A. Distributor will furnish HP with copies of its financial reports, including but not limited to Distributor's latest balance sheet, profit and loss statement, and other pertinent financial information as HP deems necessary to determine Distributors credit worthiness.

      B. Upon request, HP will provide Distributor with invoice copies accounting for sales of Products and services by HP to Distributor. (Distributor shall have ninety (90) days from date of HP's invoice to raise any questions or objections to this statement of account.)

      C. In the event that Distributor and HP are unable to resolve any questions or objections to the statement of Distributor's account or invoice, Distributor may file suit against HP at any time up to one
           (1) year after the date of invoice in question.

      D. Distributor grants and HP reserves a purchase money security interest in each Product purchased under this Agreement and in any proceeds thereof for the amount of the purchase price from HP. Upon request by HP, Distributor will sign any document required to perfect such security interest. Payment in full of the purchase price of a Product purchased will release the security interest in that Product.

9.    ORDERS AND DELIVERY

      In addition to the terms set forth in Section 6 of the HP Reseller Business Terms, the following will apply:

      A. HP will honor electronic, fax and telephone orders from Distributors approved locations.

      B. HP reserves the right to schedule and reschedule any order, at HP's discretion, and to decline any order for credit reasons or because the order specifies an unreasonably large quantity or makes an unreasonable shipment request.

      C. Distributor agrees to accept all deliveries of Products as scheduled. If Distributor fails to accept a scheduled delivery, or takes any action which delays or hinders HP's ability to meet any delivery schedule, HP reserves the right to charge Distributor for any costs resulting from such action, including return freight fees and stocking charges. In addition, HP reserves the right to cancel any order, the shipment of which Distributor refuses to accept or delays, and to reallocate such order.

      D. HP will use reasonable efforts to meet scheduled shipment dates. However, HP will not be liable for delay in meeting a scheduled shipment date. When Products are in short supply,

           HP reserves the right to allocate Products equitably, at HP's discretion.

      E. HP may require Distributor and/or its Authorized Resellers to separately need additional requirements to be eligible to sell certain Products, as specified in this Agreement. HP will notify Distributor of those Authorized Resellers eligible to resell the Products. Distributor may not ship these Products to Authorized Resellers who have not met the HP-defined criteria.

15.   RECORDKEEPING AND AUDIT

      In addition to the terms set forth in Section 16 of the HP Reseller Business Terms, the following will apply:

      A. HP may require Distributor to provide HP or HP's designate with Product inventory, sales and order reports. These reports may require information such as total units of selected Products sold and held in all inventory, by month for each approved location in a format specified by HP. HP may require monthly reports incorporating the previous month's data for each approved location.

      B. In addition, Distributor must comply with any reporting requirements for HP marketing and promotional programs.

      C. At HP's discretion and upon reasonable notice to Distributor, HP or HP's designate will be given prompt access during normal business hours, either on site, or through other means specified by HP, to Distributor's customer records, inventory records and other books and records of account specifically related to Products as HP believes are reasonably necessary to verify and audit Distributor's compliance with this Agreement.

      D. Failure to promptly comply with HP's request will be considered a repudiation of this Agreement justifying HP's termination of this Agreement with thirty (30) day's notice without further cause.

      E. HP may recover all reasonable actual costs associated with compliance verification procedures from any promotional funds, rebate funds or any other HP accrued funds due Distributor or, in the case of an
           Authorized Reseller, from the reseller(s)' accrued promotional marketing funds, rebate funds or any other HP accrued funds for the reseller(s).

      F. HP may debit Distributor for all wrongfully claimed discounts, rebates, promotional allowances or other amounts determined as a result of HP's audit.

      G. HP may from time to time, send to Distributor a list of serial numbers of designated Products for which HP tracks unauthorized sales. Distributor agrees to identify to which Authorized Reseller or Customer each serial number was shipped and to forward this information to its HP representative within a period of not more than twenty-one (21) days from the date of HP's notice.

      H. HP may, from time to time, find it necessary to audit an Authorized Reseller for the purpose of determining its compliance with the terms and conditions of its HP authorization. HP will identify to Distributor.

           1.    The Authorized Reseller (s) to be audited;

           2. A list, by HP Product Number, of "designated products" of concern;

           3.    The period of time the audit will cover; and

           4. A deadline by which HP must receive associated sell-through data from Distributor.

           Distributor agrees to assist HP by providing HP within ten (10) days from the date of HP's notice, a list of the quantities and serial numbers of "Designated Products" that have been shipped to Authorized Reseller (s) during the audit period.

21.   U.S. GOVERNMENT

      A. Unless Distributor has obtained HP's prior written consent, Distributor is prohibited from issuing any 'Letter of Supply', from guaranteeing to supply, or from selling, supplying, or providing any person with HP Product for resale under any GSA contract. Unless Distributor has first received a Letter of Supply or other written authorization from HP, Distributor is prohibited from listing, and shall not list, Products on any GSA schedule or contract, or on any procurement, schedule, or contract.

      B. No U.S. Government procurement regulations will be deemed included in this Agreement or binding on either party unless specifically accepted in writing and signed by both parties.

26.   INTERNATIONAL SALES

      Notwithstanding Section 20.D of the HP Reseller Business Terms, without HPs prior written consent Distributor will not export Products outside the U.S. nor will Distributor sell Products to any Authorized Reseller or Customer for export outside the U.S. Upon written consent from HP, Distributor may export Products, either directly or indirectly, provided that Distributor first obtains a license from the United States Department of Commerce or any other agency or department of the United States government or the regulatory agency of any other Government, as required, and provided that Distributor complies with all other obligations set forth in Section 20.D of the HP Reseller Business Terms.

                             U.S. RESELLER AGREEMENT
                                TABLE OF CONTENTS

                    1.   APPOINTMENT
                    2.   STATUS CHANGE
                    3.   RESELLER RESPONSIBILITIES
                    4.   MULTIPLE AGREEMENT DISCOUNTS
                    5.   INTENTIONALLY OMITTED
                    6.   INTENTIONALLY OMITTED
                    7.   PRICES
                    8.   INTENTIONALLY OMITTED
                    9.   ORDERS AND DELIVERY
                    10.  SOFTWARE
                    11.  TRADEMARKS
                    12.  INTENTIONALLY OMITTED
                    13.  LIMITATION OF LIABILITY AND REMEDIES
                    14.  INTELLECTUAL PROPERTY PROTECTION
                    15.  RECORD-KEEPING AND AUDIT
                    16.  CHANGES AND AMENDMENTS
                    17.  TERM AND TERMINATION
                    18.  RELATIONSHIP
                    19.  POLICIES AND PROGRAMS
                    20.  GENERAL
                    21.  NUCLEAR APPLICATIONS
                    22.  U.S. GOVERNMENT
                    23.  CONFIDENTIALITY
                    24.  NOTICES
                    25.  RESELLER REPORTING
                    26.  INTERNATIONAL SALES

                             U.S. RESELLER AGREEMENT

1.    APPOINTMENT

      A. Hewlett-Packard Company ("HP") appoints Reseller as an authorized, non-exclusive Reseller for marketing the HP Products listed on the Product Exhibits and sold by and purchased from an HP Authorized Distributor.

      B. Reseller's appointment is subject to the terms and conditions set forth in this Agreement, Addenda, Product Exhibits and HP Product Categories (collectively, the "Agreement") for the period from the effective date through the expiration date of this Agreement. Reseller accepts appointment on these terms.

      C. This Agreement is intended as an addition and amendment to any other terms and conditions of sale to which Reseller and Distributor may have mutually agreed with regard to Distributor sale and Reseller purchase of Products supplied by HP. If HP approved Distributor's sale of these Products to Reseller, HP will be regarded as a third-party beneficiary of the agreements and commitments made herein.

2.    STATUS CHANGE

      A. Reseller's approved company names, including DBA(s) and selling locations, are listed on the HP Exhibit L and are the only names and selling locations under which Reseller may represent and sell HP Products. If Reseller wishes to:

           1.    Change its name;

           2. Add, close or change an approved shipment, delivery or other HP-authorized location;

           3. Undergo a merger, acquisition, consolidation or other reorganization with the result that any entity controls 25% or more of Reseller's capital stock or assets after such transaction; or

           4. Undergo a significant change in control or management of Reseller operations;

           then Reseller shall notify HP in writing prior to the intended date of change. In no event may such notice be provided more than ten (10) days after the change has occurred.

      B. HP agrees to promptly notify Reseller of its approval or disapproval of any proposed change, provided that Reseller has given HP all information and documents reasonably requested by HP.

      C. HP must approve proposed Reseller changes prior to any obligation of HP to perform under this Agreement with Reseller as changed.

3.    RESELLER RESPONSIBILITIES

      A.   Reseller agrees to:

           1. Advertise, promote, demonstrate and sell HP Products only within the geographies defined in this Agreement and, when defined by the HP Product Categories, on a face-to-face basis.

           2.    Represent HP Products fairly to all Customers.

           3. Forward promptly to Customers all technical sales and promotional materials, suggested price lists and other information provided by HP for the purpose of reshipment to Customers.

           4. Provide Customers with any HP ergonomics information, including, where applicable, HP WORKING IN COMFORT materials (in paper and electronic form) and any warning or advisory tags, labels, or other information relating to the use of HP Products containing keyboards.

           5. Ensure that ongoing pre-sales support and post-sales technical support of HP Products and Reseller's value-added solutions is provided to all Customers. Reseller agrees to maintain or make available such qualified personnel as necessary to provide timely and knowledgeable support services sufficient to ensure a high level of Customer satisfaction.

           6. Ensure that no sale, advertising, promotion, display, or disclosure of any features, availability or price of any new HP Product takes place before HP's public announcement of that Product.

           7. Respond promptly to all Customer inquiries or requests related to HP Products.

           8.    Report promptly to HP all suspected defects in HP Products.

           9. Ensure that its employees complete any required training courses and certification designated by HP.

           10. Confer periodically with HP at HP's request on matters relating to market conditions, sales forecasting, and Product planning.

           11.   Use  catalogs  and  telemarketing   sales  techniques  only  in
                 conformity with current HP policies and only as a complement to face-to-face sales activity.

           12.   Identify  and keep  current a  primary  and  secondary  support
                 contact  for  both  marketing   communications  and  post-sales
                 technical support at each approved Selling Location.

           13. Provide Customers with a written invoice stating the Customers name and address, the date of purchase, and serial numbers, if any, of HP Products. Reseller will retain such records, or their equivalent, to enable Reseller to notify Customers of Product safety information, corrections for operational problems, and the like.

      B. Reseller may advertise only those HP Products which it is authorized to sell. Reseller's advertising may in no way mention Reseller as an authorized reseller for any other HP Product.

4.    MULTIPLE AGREEMENT DISCOUNTS

      Unless otherwise specified by HP in writing, purchases of HP Products under any HP Product Exhibit in this Agreement and purchases under any other HP Product Exhibits in this or any other HP Agreement are exclusive of each other for the purpose of calculating volume commitment and discount levels.

7.    PRICES

      Upon request from Reseller, at its discretion, HP may grant special pricing for particular end-user Customer transactions. In good faith, HP may retract the special pricing any time before acceptance by the end-user Customer. HP may extend the pricing on an exclusive or non-exclusive basis and may condition the pricing on a pass-through to the end-user of all or part of the non-standard offering extended by HP.

9.    ORDERS AND DELIVERY

      HP may, from time to time, offer Reseller certain HP Products on special promotional terms. Such purchases may not, in some cases, be eligible for promotional allowance funds, price protection or stock adjustments. With these exceptions, Reseller's purchases in response to these special promotional offers are subject to the terms set forth in Reseller's Agreement.

10.   SOFTWARE

      Reseller is granted the right to distribute software materials supplied by HP only in accordance with the license terms supplied with these materials. Reseller may alternatively acquire the software materials from HP for its own demonstration purposes in accordance with the terms for use in those license terms.

11.   TRADEMARKS

      A. From time to time, HP may authorize Reseller to display one or more designated HP trademarks, logo types, trade names, and insignia ("HP Marks"). Reseller may display the HP Marks solely to promote HP Products. Any display of the HP Marks must be in good taste, in a manner that preserves their value as HP Marks, and in accordance with standards provided by HP for their display. Reseller will not use any name or symbol in a way which may imply that Reseller is an agency or branch of HP; Reseller will discontinue any such use of a name or mark as requested by HP. Any rights or purported rights in any HP trademarks acquired through Reseller's use belong solely to HP.

      B. Reseller grants HP the non-exclusive, royalty-free right to display Reseller's trademarks in advertising and promotional material solely for directing prospective purchasers of HP Products to Reseller's Selling Locations. Any display of the trademarks must be in good taste, in a manner that preserves their value as Reseller's trademarks, and in accordance with standards provided by Reseller for their display. Any rights or purported rights in any Reseller trademarks acquired through HP's use belong solely to Reseller.

13.   LIMITATION OF LIABILITY AND REMEDIES

      A. The remedies provided in this Agreement are Reseller's sole and exclusive remedies against HP. IN NO EVENT WILL HP BE LIABLE FOR LOSS OF DATA, FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) OR FOR ANY OTHER DAMAGES WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY.

      B. Notwithstanding the foregoing, HP will be liable for damage to tangible property, bodily injury or death to the extent a court of competent jurisdiction determines that an HP Product sold under this Agreement is defective and has directly caused such property damage, bodily injury or death, provided that HP's liability for damage to tangible property will be limited to $1,000,000 per incident or the purchase price of the specific HP Products that caused such damage.

14.   INTELLECTUAL PROPERTY PROTECTION

      A. HP will defend or settle any claim against Reseller that any HP Product furnished under this Agreement infringes a patent, utility model, industrial design, copyright, trade secret, mask work or trademark in the country where Reseller acquires or sells the Product from HP, provided that Reseller:

           1.    Promptly notifies HP in writing of the claim; and

           2. Cooperates with HP in and grants HP sole authority to control the defense and any related settlement.

           HP will pay the cost of such defense or settlement and any costs and damages finally awarded by a court against Reseller.

      B. HP's indemnity shall extend to Reseller's authorized Customers under this Agreement provided they comply with the obligations above.

      C. HP may procure for Reseller, its Customers and end-users the right to continued sale or use, as appropriate, of the Product or HP may modify or replace the Product. If a court enjoins the sale or use of the Product and HP determines that none of the above alternatives is reasonably available, or in the case of a settlement agreement which binds HP, HP will have the option to replace the Product with a non-infringing Product, modify the Product so it becomes non-infringing at HP's expense, or repurchase the HP Product from Distributor or Authorized Reseller at Net Distributor price less depreciation.

      D.   HP has no obligation for any claim of infringement arising from:

           1.    HP's   compliance   with   any   designs,   specifications   or
                 instructions of Reseller;

           2.    Modification of the Product by Reseller or a third party;

           3.    Use of the Product in a way not specified by HP; or

           4.    Use of the Product with products not supplied by HP.

      E. This Section states HP's entire liability for intellectual property infringement by HP Products furnished under this Agreement.

15.   RECORD-KEEPING AND AUDIT

      A. At HP's discretion and upon reasonable notice to Reseller, HP or HP's designate will be given prompt access during normal business hours, either on site, or through other means specified by HP, to Reseller's Customer records, inventory records, other books and records of account specifically related to Products as which HP believes are reasonably necessary to verify and audit Reseller's compliance with the terms of this Agreement.

      B. Failure to comply with HP's request will be considered a repudiation of this Agreement justifying HP's termination of this Agreement on fifteen (15) days notice without further cause.

      C. HP may recover all reasonable actual costs associated with compliance verification procedures from Reseller's HP promotional accrual program funds accrued by Distributor(s), or by HP, on behalf of Reseller, or by Reseller.

16.   CHANGES AND AMENDMENTS

      A. From time to time, HP may add Products to or delete them from the Product Exhibits, or implement or change HP policies or programs, at HP's discretion, after reasonable notice to Reseller. Additionally, HP may give Reseller thirty (30) days, advance notice of any other Amendment to this Agreement.

      B. Any Amendment will automatically become a part of this Agreement on the effective date specified in the notice.

      C. Each party agrees that the other has made no commitments regarding the duration or renewal of this Agreement beyond those expressly stated in this Agreement.

17.   TERM AND TERMINATION

      A. Either party may terminate this Agreement without cause at any time upon thirty (30) days' written notice or with cause at any time upon fifteen (15) days' written notice.

      B. Upon termination of this Agreement for any reason, Reseller will immediately cease to be an authorized HP Reseller and will refrain from representing itself as such and from using any HP trademark or trade name. Authorization of Reseller to use any HP trademarks will cease as of the effective date of any expiration or termination under this Agreement.

      C. Upon termination of this Agreement or expiration without renewal of this Agreement, all rights to any accrued HP promotional allowance funds will automatically lapse.

      D. All obligations concerning indemnities, warranties, and limitations of liability provided in this Agreement will survive termination or expiration of this Agreement, except that the provisions for confidentiality and support will survive only through the periods set forth herein.

18.   RELATIONSHIP

      A. Reseller's relationship to HP will be that of an independent contractor purchasing HP Products from Authorized Distributor(s) for resale to Reseller's Customers. Neither party will have, nor represent that it has, any power, right, or authority to bind the other party, or to assume or create any obligation or responsibility, express or implied, on behalf of the other party's name except as expressly permitted by this Agreement or in a writing signed by HP.

      B. Nothing stated in this Agreement shall be construed as making Reseller and HP a franchise, joint venture or partnership, or as creating the relationship of employer and employee, master and servant, or principal and agent between the parties. Reseller will not represent itself in any way that implies Reseller is an agent or branch of HP. Reseller will immediately change or discontinue any representation or business practice found to be misleading or deceptive by Distributor or HP.

      C. HP shall not be deemed a party to any agreement between Reseller and Distributor or Customer.

      D. Unless expressly authorized by HP in writing in advance, any representation, warranty, or other commitment made by Reseller or Distributor to its Customer with respect to price, quantities, delivery, specifications, warranties, modifications, interfacing capability or suitability will be Reseller's sole responsibility. Reseller has no authority to modify any warranty provided with any HP Product, or to make any other commitment on HP's behalf. Reseller will indemnify HP from any liability arising from any such commitment by Reseller.

      E. List prices are suggested prices for resale to end-user Customers. Reseller has the right to determine its own resale prices, and no HP representative will require that any particular resale price be charged by Reseller or grant or withhold any treatment to Reseller based on Reseller's resale pricing policies. Reseller agrees that it will promptly report any effort by HP personnel to interfere with its pricing policies directly to an HP officer or manager.

      F. Nothing contained in this Agreement shall prevent a Reseller from purchasing individually, on its own credit and account directly from HP should it elect to do so, but nothing shall obligate HP to sell directly to Reseller.

19.   POLICIES AND PROGRAMS

      From time to time, HP may offer or change HP policies and programs, such as but not limited to the HP promotional fund accrual program(s), Product demonstration and development unit programs, Premier Support program and other programs and policies, participation in which will be on the current terms and conditions of those policies and programs.

20.   GENERAL

      A. Neither party may assign or transfer any rights or obligation in this Agreement without the prior written consent of the other party. Any attempted assignment or transfer will be deemed void.

      B. Neither party's failure to enforce any provision of this Agreement will be deemed a waiver of that provision or of the right to enforce it in the future.

      C. This Agreement constitutes the entire and only understanding between the parties relating to its subject matter and supersedes all prior representations, discussions, negotiations and agreement, whether written or oral. HP hereby gives notice of objection to any additional or inconsistent terms set forth in any purchase order or other document issued by Distributor or Reseller. Except as provided in paragraphs 16A and 16B of this Agreement, no modification of this Agreement will be binding on either party unless made in writing and signed by both parties.

      D. In the event that any portion of this Agreement should conflict, the terms and conditions defined in this U.S. Reseller Agreement take precedence.

      E. This Agreement will be governed by the laws of the State of California.

      F. If any clause of this Agreement is held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remainder of the Agreement will continue unaffected.

      G. Neither party will be responsible for failure or delay in performance due to circumstances beyond its reasonable control, such as labor disputes, natural disaster, shortage of or inability to obtain labor, energy, and materials, war, riot, embargo, fire, or any other act or condition beyond the reasonable control of the non-performing party.

21.   NUCLEAR APPLICATIONS

      HP Products are not specifically designed, manufactured, or intended for sale as parts, components, or assemblies for the planning, construction, maintenance, operation or use in any nuclear facility. Reseller, on behalf of itself and any direct or indirect end-user using HP Products for these applications, agrees that HP is not liable in whole or in part for any claim(s) or damage(s) arising from such use. If Reseller or any direct or indirect end-users use HP Product for these applications, Reseller agrees to indemnify and hold HP harmless from any claims for loss, cost, damage, expense, or liability arising out of or in connection with the use and performance of HP's Products or services in such nuclear applications.

22.   U.S. GOVERNMENT

      A. No U.S. Government procurement regulations will be deemed included hereunder or binding an either party unless specifically accepted in writing and signed by both parties.

      B. Unless Reseller has obtained HP's prior written consent, Reseller is prohibited from issuing any Letter of Supply, from guaranteeing to supply, or from selling, supplying, or providing any person with HP Product for resale under any GSA contract. Unless Reseller has first received a Letter of Supply or other written authorization from HP, Reseller is prohibited from listing, and shall not list, HP Products on any GSA Schedule or contract.

23.   CONFIDENTIALITY

      In the event that confidential information is exchanged between HP and Reseller, each party will protect the confidential information of the other in the same manner in which it protects its own like proprietary, confidential, and trade secret information, but, in any event, not less than a reasonable degree of care. If the party claiming the benefit of the provision furnishes such information in writing and marks such information as "Confidential" or if such information is provided orally, then the transmitting party ("Discloser") will confirm in writing to the receiving party ("Recipient") that it is confidential within thirty (30) days of its communication. Such information will remain confidential for three (3) years after the date of disclosure.

      This  Section  imposes no  obligation  upon a  Recipient  with  respect to confidential information which (a) was in the Recipient's possession before the Discloser; (b) is or becomes a matter of public knowledge through no fault of the Recipient; (c) is rightfully received by the Recipient from a third party without a duty of confidentiality; (d) is disclosed by the Discloser to a third party without a duty of confidentiality on the third party; (e) is independently developed by the Recipient; (f) is disclosed under operation of law; or (g) is disclosed by the Recipient with the Discloser's prior written approval.

24.   NOTICES

      All notices and demands issued under the terms of this Agreement shall be in writing, delivered by fax, personal service, first class mail, postage prepaid or by registered mail to a location set forth in this Agreement or to HP at 5301 Stevens Creek Boulevard, PO Box 58059, Santa Clara, California 95052-8059, or at such different address as may be designated by such party by written notice to the other party.

25.   RESELLER REPORTING

      Upon HP's request Reseller is required to provide HP with accurate HP Product sell-to and inventory data in a format and frequency defined by HP, using the HP-provided software utility or existing EDI standards.
      Participation in HP programs will be reliant on Reseller's ability to comply with program reporting requirements.

26.   INTERNATIONAL SALES

      Reseller will sell HP Products only to end-user Customers in the U.S., for use in the U.S., and abide by any other geographic restrictions defined in this Agreement unless otherwise authorized by HP in writing. Without HP's prior written consent, Reseller will not export HP Products outside the U.S. nor will Reseller sell HP Products for export outside the U.S.

                             U.S. GSA AGENT ADDENDUM
                                TABLE OF CONTENTS

                          1.   APPOINTMENT
                          2.   INTENTIONALLY OMITTED
                          3.   INTENTIONALLY OMITTED
                          4.   INTENTIONALLY OMITTED
                          5.   VOLUME COMMITMENT LEVELS
                          6.   INTENTIONALLY OMITTED
                          7.   INTENTIONALLY OMITTED
                          8.   INTENTIONALLY OMITTED
                          9.   INTENTIONALLY OMITTED
                          10.  INTENTIONALLY OMITTED
                          11.  INTENTIONALLY OMITTED
                          12.  INTENTIONALLY OMITTED
                          13.  INTENTIONALLY OMITTED
                          14.  INTENTIONALLY OMITTED
                          15.  INTENTIONALLY OMITTED
                          16.  INTENTIONALLY OMITTED
                          17.  TERM AND TERMINATION
                          18.  INTENTIONALLY OMITTED
                          19.  INTENTIONALLY OMITTED
                          20.  INTENTIONALLY OMITTED
                          21.  INTENTIONALLY OMITTED
                          22.  U.S. GOVERNMENT
                          23.  INTENTIONALLY OMITTED
                          24.  INTENTIONALLY OMITTED
                          25.  INTENTIONALLY OMITTED
                          26.  INTERNATIONAL SALES

                             U.S. GSA AGENT ADDENDUM

1.    APPOINTMENT

      A. Hewlett-Packard Company ("HP") appoints Reseller as an authorized, non-exclusive Reseller for marketing certain HP Products sold by and purchased from an HP authorized Distributor holding a valid General Services Administration ("GSA") Federal Supply Service Information Technology Schedule ("FSS IT") Contract and HP Federal Distributor Addendum.

      B. Reseller's appointment is subject to the terms of the U.S. Reseller Agreement, the associated Volume Product Exhibits, this Addendum, and HP Product Categories (collectively, the "Agreement") for the period from the effective date through the expiration date of the Agreement. Reseller accepts appointment on these terms.

      C. Reseller ("GSA Agent") may market and sell under GSA Schedule only those HP products which it is authorized to sell pursuant to its U.S. Reseller Agreement.

5.    VOLUME COMMITMENT LEVELS

      GSA Agent minimum resale shipments for twelve (12) months under this Addendum are $250,000 of HP Products, measured by Net Distributor Price from HP to the Distributor.

      If the term of this Agreement or any Addendum or new Product Exhibit is less than twelve (12) months, an applicable twelve (12)-month volume commitment level will be calculated for GSA Agent by projection over a full twelve (12)-month term.

17.   TERM AND TERMINATION

      Either party may terminate this Addendum without cause at any time upon thirty (30) days' written notice or with cause at any time upon fifteen
      (15) days' written notice. Such termination will not necessarily impact the remainder of Reseller's Agreement with HP.

22.   U.S. GOVERNMENT

      Unless GSA Agent has obtained HP's prior written consent, GSA Agent is prohibited from issuing any Letter of Supply, from guaranteeing to supply, or from selling, supplying, or providing any person with HP Product for resale under any GSA contract. Unless GSA Agent has first received a Letter of Supply or other written authorization from HP, GSA Agent is prohibited from listing, and shall not list HP Products on any GSA Schedule or contract.

26.   INTERNATIONAL SALES

      Without HP's prior written consent, GSA Agent will not export HP Products to any customer outside the U.S., nor will GSA Agent sell HP Products for export outside the U.S., with the following exception:

      GSA Agent may sell HP Product for use outside of the U.S. if the end-user Customer is a United States Government Agency or Department or has valid purchasing authority from GSA list of authorized end-user agencies ("Purchaser"). Purchaser must be purchasing for use in connection with the Government Agency or Department and must buy HP Products for resale or transfer only to a U.S. Government Agency or Department. Any such foreign sale shall be conducted in strict compliance with the statutes, rules and regulations governing such sales, as promulgated by the U.S. Department of Commerce and any other U.S. Government Agency.

      HP 220V Products that are equivalent to Products on the GSA Product List may be purchased by Distributor for these foreign sales at Net Distributor Price based on U.S. List Prices. All associated warranties require return of Products to HP in the U.S.

      The HP 220V Product purchases are dependent on the currently available inventory and do not apply toward order or sell-through milestones or volume commitment levels, and are not eligible for the HP Advantage program, rebates or other promotional programs. Shipments will be made only to U.S. Shipment Locations approved by HP.

                             HEWLETT-PACKARD COMPANY
                        U.S. FEDERAL DISTRIBUTOR ADDENDUM
                                 SIGNATURE PAGE

ICN #                                       829

LEGAL BUSINESS NAME       MICROAGE COMPUTER CENTERS INC
ADDRESS                   2400 SOUTH MICROAGE WAY
CITY, STATE, ZIP          TEMPE AZ 85282-1896
PHONE, FAX #              (602)804-2000
E-MAIL/INTERNET ADDRESS   ______________________________
DBA(s)                    ______________________________

THE DOCUMENTS BELOW GOVERN THE RELATIONSHIP BETWEEN HP AND YOU FOR THE PURCHASE AND RESALE OF HP PRODUCTS.

ADDENDA:

 X  U.S. Federal Distributor
---








================================================================================

EXHIBIT ELECTION

HP AND DISTRIBUTOR AGREE THAT ITS VOLUME LEVEL, AT NET DISTRIBUTOR PRICE, FOR HP PRODUCTS UNDER THE U.S. FEDERAL DISTRIBUTOR ADDENDUM A ABOVE FOR THE TERM OF THIS DISTRIBUTOR'S AGREEMENT IS:



                            U.S. FEDERAL DISTRIBUTOR

                       ___  LEVEL 1      $15,000,000 - and up

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
STATEMENT OF OWNERSHIP:

Form  of  Organization:   (i.e.   Corporation,   General  Partnership,   Limited
Partnership, Sole Proprietor):_________________________

For a Corporation, specify whether: Publicly Held:_____ Privately Held:______ State of Incorporation/Organization: ________

Identify  Company   ownership  and  management   structure  as  follows  (attach
additional pages if necessary):

o  Sole Proprietor                Identify all owners, officers and ownership percentages held
o  Trust:                         Identify Trustee(s), Administrators and Beneficiaries of Trust
o  Partnership:                   Identify all General Partners, Limited Partners, Officers and
                                  ownership percentages held
                                  Specify dollar investment of limited partners
o  Privately Held Corporation:    Identify all shareholders with class and percentage ownership,
                                  Officers and Board of Director Members
o  Publicly Held Corporation:     Identify owners of 20% or more of each class of shares with class and percentage ownership, Officers and Board of
                                  Director Members

      NAMES               TITLES                          OWNERSHIP INTEREST

                                         Percentage Ownership (Dollar   Type of Ownership Interest
                                            Investment in Limited           (Assets, Common or
                                                   Partners)                 Preferred Shares)

-----------------   ------------------   ----------------------------   --------------------------

-----------------   ------------------   ----------------------------   --------------------------

-----------------   ------------------   ----------------------------   --------------------------

-----------------   ------------------   ----------------------------   --------------------------

If  Company  is  100%  owned  by  another   corporation,   identify  the  parent
corporation's ownership and management structure above and the identity of the parent corporation below:

--------------------------------------------------------------------------------
Parent/Owner, including DBA(s)

--------------------------------------------------------------------------------
Address
                                                                  (     )
--------------------------------------------------------------------------------
City                                  State             Zip       Telephone
                                                                  (     )
--------------------------------------------------------------------------------
State of Parent/Owner's Incorporation                             Fax


MICROAGE AUTHORIZED SIGNATURES          MA FEDERAL INC. AUTHORIZED SIGNATURES

   /s/ Robert Ward                      /s/ Patrick A. Neven
---------------------------------       ------------------------------------
Authorized Signature                    Authorized Signature

   ROBERT WARD                             PATRICK A. NEVEN
---------------------------------       ------------------------------------
Typed Name                              Typed Name

VP OPERATIONS                           PRESIDENT
---------------------------------       ------------------------------------
Title                                   Title

HEWLETT-PACKARD COMPANY

/s/ Susan Weatherman                                         March 31, 1999
---------------------------------       --------------       ---------------
Susan Weatherman                        Effective Date       Expiration Date